SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                        SECURITY INVESTMENTS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction  applies:


    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided by Exchange Act Rule
    0-11(a)(2) and identify the previous filing for which the offesetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date  Filed:

                        Security Investments Group, Inc.




                                             October 28, 1998






Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Security Investments Group, Inc. (the "Company"), we cordially invite you to attend the 1998 Annual Meeting of Stockholders to be held at the Ramada Inn, Vineland, New Jersey, on Tuesday, December 15, 1998, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

       The only matter scheduled to be considered by stockholders at the Annual Meeting is the election of directors described in the accompanying Notice of Annual Meeting and Proxy Statement. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each of the nominees for election as a director.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                             Sincerely,



                                             /s/P. Paul Ricci
                                             ----------------
                                             P. Paul Ricci
                                             President and Chairman of the Board












--------------------------------------------------------------------------------
          817 LANDIS AVENUE PO BOX 769 VINELAND, NJ 08360 609-794-3586

                        SECURITY INVESTMENTS GROUP, INC.
                                817 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
                                 (609) 794-3586
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on December 15, 1998
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of Security Investments Group, Inc. (the "Company"), will be held at the Ramada Inn, West Landis Avenue and State Highway 55, Vineland, New Jersey, on Tuesday, December 15, 1998, at 2:00 p.m., local time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of directors of the Company; and

         2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on October 19, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/P. Paul Ricci
                                             ----------------
                                             P. Paul Ricci
                                             President and Chairman of the Board

Vineland, New Jersey
October 28, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                        SECURITY INVESTMENTS GROUP, INC.
                                817 Landis Avenue
                           Vineland, New Jersey 08360

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 15, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Investments Group, Inc. (the "Company"), to be used at the 1998 Annual Meeting of Stockholders of the Company which will be held at the Ramada Inn, West Landis Avenue and State Highway 55, Vineland, New Jersey, on Tuesday, December 15, 1998, at 2:00 p.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about October 28, 1998.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. However, the mere presence of a stockholder at the Meeting will not, by itself, revoke such stockholder's proxy.

         Where no instructions are indicated, proxies will be voted "FOR" the nominees for directors set forth below. If any nominee is unable to serve, the shares represented by all properly executed proxies that have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unable to serve.

         Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on October 19, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 4,765,900 shares of Common Stock issued and outstanding.

         The presence in person or by proxy of at least one-third of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. In the event there are not sufficient shares of Common Stock for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under Delaware law, directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote on the election of directors.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of the Record Date, the Company was not aware of any such reports.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 1997, all such filing requirements were complied with.


--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------


Election of Directors

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. Due to the July 31, 1997 court decision discussed below, all directors must be elected at the Meeting. Stockholders will elect a class of directors with terms expiring at the next annual meeting, a second class of directors with terms expiring at the second annual meeting following the Meeting and a third class of directors with terms expiring at the third annual meeting following the Meeting. See "Recent Litigation." The Board of Directors currently consists of 10 members.

         If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees, their name, age, the year they first became a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned.

                                                                        Shares of
                                                Year First            Common Stock
                                                Elected or            Beneficially       Percent
Name                              Age(l)       Appointed(2)           Owned (3)(4)       of Class
----                              ------       ------------           ------------       --------

                                    BOARD NOMINEES FOR TERM TO EXPIRE IN 1999
Dominick P. Baruffi, II             39             1998                   20,474             (5)
Robert Linton                       61             1998                   41,985             (5)
Salvatore Maurizio                  69             1998                   27,991             (5)

                                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2000
W. Earle Everett                    63             1980                   23,776             (5)
Ernest P. Casaccio                  63             1972                   42,772             (5)
Andrew C. Miller, Sr.               64             1988                   34,285             (5)

                                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2001
P. Paul Ricci                       79             1967                   46,238             (5)
Richard M. Milstead                 58             1978                   41,572             (5)
Maurice T. Greenblatt               69             1972                   51,684            1.1%
Charles A. Sabino                   58             1998                   35,688             (5)

All executive officers and
directors as a group (10 persons)                                        366,465            7.6%

-----------------

(1)      At December 31, 1997.
(2) Refers to the year the individual first became a director of the Company.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Also includes shares receivable upon the exercise of stock options.
(4)      Beneficial ownership as of the Record Date.
(5)      Less than 1.0% of the outstanding Common Stock.

Biographical Information

         The business experience of each director of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

         Dominick P. Baruffi, II was appointed to the Board of Directors of the Company in April, 1998. He is Chief Executive Officer of Jersey Panel
Corporation and Executive Vice President of Baruffi Bros., Inc. He also is a member of the Advisory Board at Sun National Bank.

         Robert Linton was appointed to the Board of Directors of the Company in July, 1998. He is the former owner of Elanbee Appliance Service, and is currently retired.

         Salvatore Maurizio was appointed to the Board of Directors of the Company in July, 1998. He is the former owner and manager of Instant Disposal Service (1958-1993), located in Vineland, New Jersey, and is currently retired.

         W. Earle Everett is a retired Sears, Roebuck and Company executive, having served in various management positions in 4 different states for 33 years. Most recently, he has provided consulting and real estate services in the local area. Presently, he serves on the Board of the Millville Hospital Foundation.

         Ernest P. Casaccio is President of Lighthouse Putt and Bat, Inc., a family entertainment center located in Ocean View, New Jersey, and Vice President of D.C. Angelo & Associates, a real estate holding company located in Vineland, New Jersey.

         Andrew C. Miller, Sr., is President and owner of Reeves & Melvin, an insurance and real estate firm located in Millville, New Jersey.

         P. Paul Ricci currently serves as Chairman of the Board, President and Chief Executive Officer of the Company. He became President and Chief Executive Officer in 1995. He is also the Chairman of the Board and majority stockholder of Windsor Card Shops, Inc., a chain of card and gift shops, with headquarters in Vineland, New Jersey.

         Richard M. Milstead serves as Secretary of the Company. Mr. Milstead is an attorney and counsel to Gruccio, Pepper, Giovinazzi, DeSanto & Farnoly, P.A., located in Vineland, New Jersey.

         Maurice T. Greenblatt is a stockholder and Chief Executive Officer of Ware's Van & Storage Co., Inc., Vineland, New Jersey. He is also Chairman of the Board and Chief Executive Officer of Unigroup, Inc., Fenton, Missouri.

         Charles A. Sabino was appointed to the Board of Directors of the Company in July, 1998. He is a part time, self-employed tax consultant to individuals and corporation. On June 30, 1997, he retired as the Princeton office managing partner with KPMG Peat Marwick LLP after 30 years of service. Presently, he is a director of the Homasote Company and Arquest, Inc. He is also a member of the New Jersey Department of the United States Treasury's tax advisory group.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 1997, the Board of Directors held five regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended December 31, 1997.

         The Board of Directors of the Company acts as a nominating committee for the purpose of selecting management's nominees for election as director. During the year ended December 31, 1997, the Board did not meet as a nominating committee, but met once subsequent thereto. Stockholders who make nominations of candidates for directors must make such nominations in accordance with the procedures set forth in the Certificate of Incorporation. See "Stockholder Proposals and Nominations."

         The Audit Committee is comprised of Directors Greenblatt, Casaccio, Everett, Milstead, and Ricci (ex officio). The Audit Committee has not met since December 1992.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors has served without compensation since December 1992.

Executive Compensation

         The  Company  is  inactive  and  has  been  so  since   December  1992.
Accordingly, the Company has not paid any executive compensation since that time.

Benefits

         Under the Security Investments Group, Inc. 1987 Stock Option and Incentive Plan (the "Option Plan") 699,286 shares were reserved for issuance upon exercise of stock options and other awards granted to directors, officers and other key employees. The Option Plan provides for the granting of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-incentive stock options, stock appreciation rights, restricted stock, dividend equivalent rights, performance units, and performance shares or any combination thereof. The purposes of the Option Plan were to attract and retain management, directors, and other key employees of the Company and to encourage their continued involvement with the Company by facilitating their purchase of an equity interest in the Company. The Option Plan is administered by a committee consisting of Directors Greenblatt, Casaccio, Milstead and Ricci (ex officio).

         Options have not been granted under the Option Plan to directors of the Company since January 17, 1990. Options to purchase 31,000 shares at an average exercise price of $5.39 per share were outstanding to four directors of the Company as of the Record Date. All unexercised options granted to officers of the Company as a group were terminated as of September 24, 1998. The Option Plan was terminated as of May 4, 1997, except for previously granted options.


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Director Richard M. Milstead is an attorney and counsel to Gruccio, Pepper, Giovinazzi, DeSanto & Farnoly, P.A., a law firm which provides legal services to the Company.

--------------------------------------------------------------------------------
                                RECENT LITIGATION
--------------------------------------------------------------------------------

         In Robert Linton, et al. v. W. Earle Everett, et al., Court of Chancery, State of Delaware, C.A. No. 15219 (Decided July 31, 1997), Robert Linton and Charles A. Sabino instituted action against the Company and its directors to seek, among other things, the invalidation of the Company's election of directors at the 1996 Annual Meeting, and recision and cancellation of the issuance of 30,000 shares of the Company's stock to each of the Company's directors. The Company issued these shares to the directors in order to compensate them for services rendered since December 1992. The Chancery Court held that the Company's notice of the Annual Meeting was not given in sufficient time to provide Linton and Sabino a reasonable opportunity to assemble an opposition slate of directors and to prepare and deliver to the Company certain information needed to comply with the advance notice provisions of the Company's Certificate of Incorporation. The Court also held that while the directors were entitled to be compensated for their services, the Company had not submitted sufficient evidence to establish the fairness of the number of shares issued to the directors.

         This litigation was settled by the parties, in the interest of the Company, by agreement dated June 30, 1998. The settlement, among other things, provided that the Company would expand its Board to ten directors, would appoint Charles A. Sabino, Salvatore Maurizio and Robert Linton as directors of the Company, and would include them in the slate of ten directors to be proposed by the Company for election at the Meeting; that the issuance of the Company's stock to the directors be rescinded; that Sabino and Linton cease to act as a group to engage in any proxy solicitation contest as to the election of directors of the Company; that all options granted to Messrs. Ricci and Milstead, and to Ronald A. Seagraves, a former director, be cancelled; that the Delaware lawsuit be dismissed with prejudice; and that the Meeting be held. The parties have complied with the provisions of such settlement agreement.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting as to which proxies in the accompanying form confer discretionary authority, it is intended that such proxies will be voted in respect thereof as directed by a majority of the Board of Directors. The proxies solicited on behalf of the Board of Directors confer discretionary authority upon the holders thereof with respect to matters incident to the conduct of the Meeting and with respect to any other matter presented at the Meeting if notice of such matter has not been delivered or mailed to the Secretary of the Company in accordance with the provisions of the Company's Certificate of Incorporation.

--------------------------------------------------------------------------------
                      STOCKHOLDER PROPOSALS AND NOMINATIONS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 817 Landis Avenue, Vineland, New Jersey 08360, no later than June 30, 1999.

         Stockholder proposals for new business that are not to be included in the Company's proxy statement shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in the Certificate of Incorporation. To be timely, a stockholder's written notice shall be delivered or mailed to the Secretary of the Company not less than 30 days nor more than 60 days prior to any such meeting of stockholders of the Company; provided, however, that if less than 31 days' notice of the meeting is given, writtennotice by the stockholder must be so delivered or mailed no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting was mailed.

         To be timely under the Certificate of Incorporation, a stockholder's proposal for new business in connection with the 1999 Annual Meeting of Stockholders (to be held on December 15, 1999) must be delivered or mailed to the Secretary of the Company on or before November 15, 1999 (if 31 days' notice of the 1999 meeting is given).

         The Board of Directors may reject any nomination and proposal for new business by a stockholder not timely made in accordance with the requirements of the Certificate of Incorporation and Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Certificate of Incorporation and Bylaws, he shall so declare at the annual meeting, and the defective nomination shall be disregarded.

         Since the Company exists solely to prosecute the lawsuit discussed below under "Stock and Dividend Information," and since the outcome and timing of a decision in such lawsuit cannot be determined at this time, then there can be no certainty that the Company's corporate existence will be continued or that future annual meetings will be held by the Company.

--------------------------------------------------------------------------------
                         STOCK AND DIVIDEND INFORMATION
--------------------------------------------------------------------------------

        There were 4,765,900 shares of Common Stock issued and outstanding as of the Record Date held by approximately 3,500 stockholders of record (not including the number of persons or entities holding the common stock in nominee or street name through various brokerage firms). In 1992, the Common Stock was removed from quotation on the NASDAQ National Market System and is currently traded in the over-the-counter market and listed in the "pink sheets." Generally, there is only sporadic, and, at times, no trading in the Common Stock. During the month of September, 1998, the Common Stock traded in the range of $1.88 to $2.63 per share and the daily trading volume averaged approximately 500 shares.

         The Board of Directors has the legal authority to declare and pay dividends, subject to certain limitations under Delaware law. Because the Company has no operations, earnings or capital, however, no dividends are expected to be declared or paid on the Common Stock in the foreseeable future. Declaration of dividends, if any, by the Company will depend upon the Company ultimately prevailing in its pending lawsuit against the United States which seeks monetary relief for the alleged governmental breach of supervisory goodwill agreements entered into between the government and the Company's former insured thrift institution subsidiary. The outcome and timing of a decision in this litigation cannot be determined at this time.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

         Because the Company is inactive and has no operations, income or capital, the Company has not prepared an Annual Report to Stockholders, an Annual Report on Form 10-K or Quarterly Reports on Form 10-Q, or filed any of such reports with the SEC, since the Company's fiscal year ended December 31, 1991 (the last full fiscal year in which the Company conducted business). Copies of the Company's Current Reports on Form 8-K, as filed with the SEC since such time, will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Security Investments Group, Inc., 817 Landis Avenue, Vineland, New Jersey 08360.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/P. Paul Ricci
                                             ----------------
                                             P. Paul Ricci
                                             President and Chairman of the Board

Vineland, New Jersey
October 28, 1998

                         SECURITY INVESTMENTS GROUP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                December 15, 1998

  The undersigned hereby appoints the Board of Directors of Security Investments Group, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders (the "Meeting"), to be held at the Ramada Inn, West Landis Avenue and State Highway 55, Vineland, New Jersey, on December 15, 1998, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

1. The election as director of all nominees listed below:



                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT

Class One - Term to Expire in 1999
Dominick P. Baruffi, II, Robert Linton, Salvatore Maurizio

Class Two - Term to Expire in 2000
W. Earle Everett, Ernest P. Casaccio, Andrew C. Miller, Sr.

Class Three - Term to Expire in 2001
P. Paul Ricci, Richard M. Milstead, Maurice T. Greenblatt, Charles A. Sabino

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------



PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.      [   ]


                 The Board of Directors recommends a vote "FOR"
                          the above listed proposition.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED IN RESPECT THEREOF AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                        SECURITY INVESTMENTS GROUP, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above signed may also revoke this proxy by filing a subsequent dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

  The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated October 28, 1998.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY